UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 13, 2011

CALIPER LIFE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32976	33-0675808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Elm Street, Hopkinton, Massachusetts	01748
(Address of Principal Executive Offices)	(Zip Code)

(508) 435-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 13, 2011, Caliper Life Sciences, Inc. issued a press release announcing preliminary financial results for its fourth quarter and full year ended December 31, 2010. The press release is attached to this report as Exhibit 99.1.

The information in this report, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Caliper, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01 Regulation FD Disclosure

The press release and the Reconciliation of GAAP to Non-GAAP Financial Measures chart are incorporated by reference into this Item 7.01. The information in this Current Report on Form 8-K and the Exhibit furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

EXHIBIT NO.	EXHIBIT

99.1	Press Release entitled “Caliper Life Sciences Announces Preliminary Results for the Fourth Quarter and 2010”.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALIPER LIFE SCIENCES, INC.

January 13, 2011	By:	/s/ Peter F. McAree

Peter F. McAree
Senior Vice President and CFO

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